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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 29, 1999

                        INTEGRA LIFESCIENCES CORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                            0-26224                     51-0317849
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(State or other jurisdiction      (Commission                  (IRS Employer
of incorporation)                 File Number)               Identification No.)

       105 Morgan Lane
       Plainsboro, New Jersey                                      08536
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:  (609) 275-0500
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                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 2. Acquisition or Disposition of Assets.

         On March 29, 1999, Integra LifeSciences Corporation, a Delaware corporation (the "Company"), acquired certain assets and stock held by Heyer-Schulte NeuroCare, L.P. and its subsidiaries, Heyer-Schulte NeuroCare, Inc., Camino NeuroCare, Inc. and Neuro Navigational, LLC (collectively, the "NeuroCare Group"), through the Company's wholly-owned subsidiaries, NeuroCare Holding Corporation ("NeuroCare Holding"), Integra NeuroCare LLC and Redmond NeuroCare LLC. The NeuroCare Group designs, manufactures and sells implants, instruments and monitors used in neurosurgery and intensive care units, primarily for the treatment of hydrocephalus and neurosurgical trauma. The NeuroCare Group's product line includes the Camino, Heyer-Schulte, Redmond and Neuro Navigational brand names, and its assets include a manufacturing, packaging and distribution facility in San Diego, California and a manufacturing facility in Anasco, Puerto Rico, as well as a corporate headquarters in Pleasant Prairie, Wisconsin which the Company intends to close by August 1, 1999. The Company intends to continue the business and operations of the NeuroCare Group through Integra NeuroCare LLC and its subsidiaries (collectively, "Integra NeuroCare").

         The purchase price for the NeuroCare Group consisted of $14 million in cash and $11 million of indebtedness assumed by Integra NeuroCare under a term loan from Fleet Capital Corporation ("Fleet"). Fleet is also providing a $4 million revolving credit facility to Integra NeuroCare for working capital and other corporate purposes (together with the term loan, the "Fleet Credit Facility"). All the assets and ownership interests of Integra NeuroCare have been pledged as collateral under the Fleet Credit Facility, and NeuroCare Holding has guaranteed Integra NeuroCare's obligations thereunder. In addition, Integra NeuroCare is subject to various covenants under the Fleet Credit Facility, including restrictions on its ability to transfer funds to the Company or the Company's other subsidiaries. None of the other assets of the Company or its other subsidiaries have been pledged under the Fleet Credit Facility.

         The purchase price was financed in part through the sale of $10 million of the Company's Series B Convertible Preferred Stock (the "Series B Preferred Stock") and related warrants (the "Warrants") to SFM Domestic Investments LLC and Quantum Industrial Partners LDC (together, the "Series B Purchasers"), affiliates of Soros Private Equity Partners LLC. The shares of Series B Preferred Stock are convertible into 2,617,800 shares of the Company's common stock. The Warrants are exercisable at any time prior to their expiration on March 28, 2001 for 240,000 shares of the Company's common stock at an exercise price of $3.82 per share. The Company contributed the proceeds from the sale of the Series B Preferred Stock and $4 million of its existing cash to NeuroCare Holding and its subsidiaries to fund the cash portion of the purchase price.

         In connection with the purchase of the Series B Preferred Stock and the Warrants, the Company has entered into a Registration Rights Agreement with the Series B Purchasers pursuant to which the Company granted the Series B Purchasers certain registration rights with respect to the shares of common stock of the Company issuable upon conversion of the Series B Preferred Stock and exercise of the Warrants.

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ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements of Businesses Acquired.

         The financial statements of the NeuroCare Group required to be presented and disclosed by this Item in connection with the transactions described in this Report shall be filed by amendment to this Report no later than June 11, 1999.

(b)      Pro Forma Financial Information.

         The pro forma financial information required to be presented and disclosed by this Item in connection with the transactions described in this Report shall be filed by amendment to this Report no later than June 11, 1999.

(c)      Exhibits.

Exhibit Number
(Referenced to
 Item 601 of
 Regulation S-K)           Description of Exhibit
 ---------------           ----------------------

         2 Asset Purchase Agreement dated March 29, 1999 among Heyer-Schulte NeuroCare, L.P., Neuro Navigational, L.L.C., Integra NeuroCare, LLC and Redmond NeuroCare, LLC.*

         4.1 Certificate of Designation, Preferences and Rights of Series B Convertible Preferred Stock of Integra LifeSciences Corporation dated March 12, 1999.

         4.2 Warrant to Purchase 60,000 Shares of Common Stock of Integra LifeSciences Corporation issued to SFM Domestic Investments LLC.

         4.3 Warrant to Purchase 180,000 Shares of Common Stock of Integra LifeSciences Corporation issued to Quantum Industrial Partners LDC.

         10.1 Series B Convertible Preferred Stock and Warrant Purchase Agreement dated March 29, 1999 among Integra LifeSciences Corporation, Quantum Industrial Partners LDC and SFM Domestic Investments LLC.*

         10.2 Registration Rights Agreement dated March 29, 1999 among Integra LifeSciences Corporation, Quantum Industrial Partners LDC and SFM Domestic Investments LLC.

         10.3 Amended and Restated Loan and Security Agreement dated March 29, 1999 among the Lenders named therein, Fleet Capital Corporation, Integra NeuroCare LLC and other Borrowers named therein.*

         10.4 Substituted and Amended Term Note dated March 29, 1999 by Integra NeuroCare LLC, Redmond NeuroCare LLC, Heyer-Schulte NeuroCare, Inc. and Camino NeuroCare, Inc. to Fleet Capital Corporation.

         99 Press Release issued by Integra LifeSciences Corporation on March 29, 1999.

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*        Schedules and other attachments to the indicated exhibit have been omitted. The Company agrees to furnish supplementally to the Commission upon request a copy of any omitted schedules or attachments.

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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       INTEGRA LIFESCIENCES CORPORATION

Date:  April 13, 1999                  By:     /s/Stuart M. Essig
                                           ------------------------------
                                           Stuart M. Essig, President and
                                           Chief Executive Officer

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                                INDEX OF EXHIBITS
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Exhibit No.                Description of Exhibit

         2 Asset Purchase Agreement dated March 29, 1999 among Heyer-Schulte NeuroCare, L.P., Neuro Navigational, L.L.C., Integra NeuroCare, LLC and Redmond NeuroCare, LLC.*

         4.1 Certificate of Designation, Preferences and Rights of Series B Convertible Preferred Stock of Integra LifeSciences Corporation dated March 12, 1999.

         4.2 Warrant to Purchase 60,000 Shares of Common Stock of Integra LifeSciences Corporation issued to SFM Domestic Investments LLC.

         4.3 Warrant to Purchase 180,000 Shares of Common Stock of Integra LifeSciences Corporation issued to Quantum Industrial Partners LDC.

         10.1 Series B Convertible Preferred Stock and Warrant Purchase Agreement dated March 29, 1999 among Integra LifeSciences Corporation, Quantum Industrial Partners LDC and SFM Domestic Investments LLC.*

         10.2 Registration Rights Agreement dated March 29, 1999 among Integra LifeSciences Corporation, Quantum Industrial Partners LDC and SFM Domestic Investments LLC.

         10.3 Amended and Restated Loan and Security Agreement dated March 29, 1999 among the Lenders named therein, Fleet Capital Corporation, Integra NeuroCare LLC and other Borrowers named therein.*

         10.4 Substituted and Amended Term Note dated March 29, 1999 by Integra NeuroCare LLC, Redmond NeuroCare LLC, Heyer-Schulte NeuroCare, Inc. and Camino NeuroCare, Inc. to Fleet Capital Corporation.

         99 Press Release issued by Integra LifeSciences Corporation on March 29, 1999.

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*        Schedules and other attachments to the indicated exhibit have been omitted. The Company agrees to furnish supplementally to the Commission upon request a copy of any omitted schedules or attachments.